SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(x)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                               nVIEW CORPORATION
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                               nVIEW CORPORATION
                               860 Omni Boulevard
                          Newport News, Virginia 23606

                                 April 25, 1997

Dear Shareholder:

         You are cordially invited to attend the 1997 Annual Meeting of Shareholders of nVIEW Corporation which will be held at the Omni Newport News Hotel, 1000 Omni Way, Newport News, Virginia 23606, on Thursday, May 22, 1997, at 11:00 a.m., local time.

         Enclosed are a Notice of the Annual Meeting, a Proxy Card, and a Proxy Statement containing information about the matters to be acted upon at the meeting. Directors and officers of the Company, as well as a representative of KPMG Peat Marwick LLP, will be present at the Annual Meeting to respond to any questions our shareholders may have.

         It is important that your shares be represented at the meeting. Accordingly, we urge you to sign and date the enclosed Proxy Card and promptly return it to us in the enclosed, self-addressed, postage paid envelope, even if you are planning to attend the meeting. If you attend the meeting, you may vote in person even if you have previously returned your Proxy Card.

         We look forward to the 1997 Annual Meeting of Shareholders and we hope you will attend the meeting or be represented by Proxy.

                                          Sincerely,



                                          Angelo Guastaferro,
                                          Chairman, President and
                                          Chief Executive Officer
                               nVIEW CORPORATION
                               860 Omni Boulevard
                          Newport News, Virginia 23606

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD

                                  May 22, 1997

To the Shareholders:

         NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Shareholders of nVIEW Corporation (the "Company") will be held on Thursday, May 22, 1997, at the Omni Newport News Hotel, 1000 Omni Way, Newport News, Virginia 23606, at 11:00 a.m., local time. The following matters will be brought before the shareholders for consideration at the Annual Meeting:

         1. The election of six (6) directors to hold office during the ensuing year, and until their successors are elected and have been properly qualified.

         2. The ratification of the appointment of KPMG Peat Marwick LLP as independent auditors for the ensuing year.

         3. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors has established the close of business on April 1, 1997 as the record date for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

                                         By Order of the Board of Directors
                                         of nVIEW Corporation


                                         LU ANN KLEVECZ
                                         Secretary

April 25, 1997
Newport News, Virginia

PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR THROUGH YOUR PROXY.

                                PROXY STATEMENT

         The enclosed Proxy is solicited on behalf of the Board of Directors of nVIEW Corporation (the "Company") for use at the Annual Meeting of Shareholders to be held on Thursday, May 22, 1997, at the Omni Newport News Hotel, 1000 Omni Way, Newport News, Virginia 23606, at 11:00 a.m., local time, or at any adjournment thereof (the "Annual Meeting") for the purposes set forth in the accompanying Notice of Meeting.

         Only shareholders of record at the close of business on April 1, 1997 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. It is the intention of the persons named in the Proxy to vote as instructed by shareholders, or if no instructions are given, to vote (1) for the election of the six (6) nominees to serve as directors listed in the Proxy Statement, and
(2) for the ratification of the appointment of KPMG Peat Marwick as independent auditors for 1997. This Proxy Statement and the enclosed Proxy are being mailed on or about April 25, 1997.

Revocability of Proxy

         Execution of the enclosed Proxy will not affect a shareholder's right to attend the Annual Meeting and vote in person. A shareholder, in exercising his right to vote in person at the Annual Meeting, effectively revokes all previously executed Proxies. In addition, the Proxy may be revoked at any time prior to the Annual Meeting by written notice to the Secretary of the Company. If a shareholder's Proxy is properly signed, received by the Company and not revoked, the shares to which it pertains will be voted at the Annual Meeting in accordance with the shareholder's instructions. If a shareholder does not return a signed Proxy, his or her shares cannot be voted by proxy.

Persons Making the Solicitation

         The cost of soliciting Proxies will be borne by the Company. In addition to solicitation by mail, the Company will request banks, brokers and other custodians, nominees and fiduciaries to send proxy materials to the beneficial owners and to secure their voting instructions, if necessary. The Company, upon request, will reimburse them for their expenses in so doing. Officers and regular employees of the Company may solicit Proxies personally, by telephone or telegram, for which no additional compensation will be paid. The Company has engaged the firm of Georgeson & Company, Inc. to assist the Company in the solicitation of proxies. The Company has agreed to pay Georgeson & Company, Inc. a fee of $5,500 plus expenses for its services.

Voting Shares and Vote Required

         On the Record Date, the Company had 5,005,166 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on each matter presented at the Annual Meeting.

         The presence at the Annual Meeting, in person or by Proxy, of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting shall constitute a quorum. In the event there are not sufficient votes for a quorum at the time of the Annual Meeting, the meeting may be adjourned to permit further solicitation of proxies. If a quorum is present, in the election of directors, nominees are elected by a plurality of the votes cast at the Annual Meeting. The ratification of the appointment of independent auditors requires the affirmative vote of a majority of the votes cast on such matter.

         Regarding the election of directors, votes may be cast in favor or may be withheld as to all or any of the nominees. Votes that are withheld will be counted for purposes of determining the presence or absence of a quorum, but will have no other effect. With respect to the ratification of the appointment of auditors, votes may be cast for or against or abstentions may be specified. Abstentions will be counted as present for purposes of the presence or absence of a quorum, but will not be counted in determining votes cast. Broker non-votes will have no effect on the election of directors, or the ratification of the appointment of auditors.

         Unless specified otherwise, the Proxy will be voted (i) FOR the election of the six (6) nominees to serve as directors of the Company until the next Annual Meeting or until their successors are duly elected and qualified, and (ii) FOR the ratification of the appointment of auditors. In the discretion of the Proxy holders, the Proxies will also be voted for or against such other matters as may properly come before the Annual Meeting. Management is not aware of any other matters to be presented for action at the Annual Meeting.

Security Ownership of Management and Certain Beneficial Owners

         The following table sets forth, as of April 1, 1997, beneficial ownership of shares of Common Stock of the Company by (i) each of the Company's directors and named executive officers who own Common Stock; and (ii) all directors and executive officers as a group. Except as set forth below, the Company is not aware of any person (or group of affiliated persons) who owns beneficially more than 5% of the Common Stock. All directors and executive officers of the Company receive mail at the Company's corporate executive offices at 860 Omni Boulevard, Newport News, Virginia 23606.

                                                Total Number          Percent
  Name of Individual or                      Shares Beneficially     of Common
Number of Persons in Group                         Owned            Stock Owned
--------------------------                         -----            -----------
Stephen C. Adams (1)                                18,994               *
Edgar M. Cortright (2)                              49,356               *
Angelo Guastaferro (3)                              26,522               *
Grant T. Hollett, Jr. (4)                            5,000               *
Joseph G. Morone (4)                                 5,000               *
James H. Vogeley (5)                               787,000             15.72%
Jerry W. Stubblefield (6)                           30,200               *
Directors and named executive officers as a        922,072             18.23%
group (7 persons)

------------------
*Less than 1% beneficial ownership.

 (1) Includes currently exercisable options to purchase 5,000 shares granted under the Company's 1996 Non-Employee Director Stock Option Plan ("Director Plan"). Also includes 2,118 shares owned by Mr. Adams' wife, Nancy B. Adams, for which Mr. Adams disclaims beneficial ownership.

(2) Includes 27,356 shares owned by a revocable trust for the benefit of Mr. Cortright and currently exercisable options to purchase 5,000 shares granted under the Director Plan. Also includes 17,000 shares owned by a revocable trust for the benefit of Mr. Cortright's wife, for which Mr. Cortright disclaims beneficial ownership.

(3) Includes 9,000 shares that may be purchased pursuant to currently exercisable stock options granted by the Company.

(4) Includes currently exercisable options to purchase 5,000 shares granted under the Director Plan.

(5) Does not include 94,850 shares owned by the estate of Arthur W. Vogeley, Mr. Vogeley's deceased father and 168,448 shares owned by Mr. Vogeley's mother, Julia B. Vogeley. All of these shareholders disclaim beneficial ownership of shares owned by each other.

(6) Includes 30,000 shares that may be purchased pursuant to currently exercisable incentive stock options granted by the Company.

                       PROPOSAL 1.  ELECTION OF DIRECTORS

Nominees for Election

         Six (6) persons have been nominated by the Board of Directors to serve as Directors until the 1998 Annual Meeting of Shareholders, or until their successors have been elected and duly qualified.

         Unless otherwise directed by a shareholder on his Proxy, the persons named in the Proxy will vote for the election of the nominees listed below. It is not anticipated that any of the nominees will be unable to serve on the Board of Directors, but if for any reason any nominee should not be able to serve, the persons named in the Proxy will vote for a new nominee to be selected by the Board of Directors. The Board of Directors has no separate nominating committee.

         The following table sets forth the name, age and the date first elected to the Board of Directors of each nominee:

       Name                    Age         Director Since

Stephen C. Adams(A)(B)         46                1987
Edgar M. Cortright(A)(B)       73                1987
Angelo Guastaferro             64                1994
Grant T. Hollett, Jr.          54                1996
Joseph G. Morone(B)            44                1996
James H. Vogeley               39                1987
------------------

(A) Member of Audit Committee, which oversees the Company's internal audit and control policies and represents the Board in dealing with the Company's independent auditors. The Audit Committee held two meetings in 1996.

(B) Member of Compensation Committee, which recommends to the Board of Directors the salaries for the Company's officers, the compensation to be paid the Company's directors and determines the persons to whom stock options are granted, the number of shares subject to options, and the appropriate vesting schedule. The Compensation Committee held two meetings in 1996.

         The Company's Bylaws establish a range for the number of directors from three to seven and authorize the Board to set the exact number of directors within the range. There are currently six directors, each having a one-year term that expires at the Annual Meeting.

Background and Experience of Directors

         Mr. Adams has been Vice President of the POMOCO Group, Inc., a holding company for automobile, real estate, insurance and development concerns, since 1986. Prior to that, he was a partner in the public accounting firm of Hart, Adams and Toney. He is a member of the Peninsula Advisory Board of NationsBank of Virginia, N.A. Mr. Adams is a Certified Public Accountant and received bachelor's and master's degrees in Accounting from the University of Virginia.

         Mr. Cortright retired in 1983 as President of Lockheed California Company. He is a past Director of the Langley Research Center of the National Aeronautics and Space Administration ("NASA"). From 1990 to 1997, Mr. Cortright served as a consulting engineer to Cypress Creek Inc., a land development concern. Mr. Cortright received his bachelor's and master's degrees in Aeronautics from Rensselaer Polytechnic Institute ("RPI") and has received honorary Ph.D. degrees from RPI and George Washington University.

         Mr. Guastaferro joined the staff of the Company in January 1996. From 1985 until 1996, he was Vice President - NASA and Federal Systems of Lockheed Missiles & Space Company, Inc. ("Lockheed"). Before joining Lockheed, Mr. Guastaferro had a career with NASA and the United States Air Force. From 1981 through 1985, he was the NASA Ames Research Center Deputy Director and from 1963 through 1981, he was involved in a number of space projects at Langley Research Center. Mr. Guastaferro received his bachelor's degree from New Jersey Institute of Technology, an MBA from Florida State University, and an AMP from Harvard University.

         Mr. Hollett is Vice President and General Manager of Vickers Electronic Systems, an electronics manufacturing firm, a position he has held since 1996. From 1990 until 1996, Mr. Hollett was President of Cherry Electrical Products, a major supplier of electronic components to the automotive industry. Mr. Hollett has extensive experience in administration and quality control management with Energy and Pollution Controls, Inc. and Procter and Gamble Company. A graduate of the United States Navy's nuclear power program, he currently holds the rank of Rear Admiral in the U.S. Naval Reserve. Mr. Hollett is a graduate of Duke University with a bachelor's degree in Mechanical Engineering.

         Dr. Morone has been Dean of the Lally School of Management and Technology at RPI since July 1993, having previously served RPI as the Andersen Consulting Professor of Management and Director of the School's Center for Science and Technology Policy. Prior to joining RPI, Dr. Morone was a senior associate for the Keyworth Company, a consulting firm specializing in technology management and science policy. Dr. Morone also serves on the Board of Directors of Albany International, the securities of which are traded on the New York Stock Exchange and the Board of Directors of Albany Medical Center. Dr. Morone received his bachelor's degree from Hamilton College and his doctorate degree from Yale University.

         Mr. Vogeley, the Company's Chief Technology Officer, is a founder of the Company and has been employed by it since its formation in 1987. From 1985 until the formation of the Company, Mr. Vogeley was Vice President of Bio-Systems Industries, Inc., a company that developed oculomotor products. From 1980 to 1985, he was employed by Hewlett-Packard Company in engineering, manufacturing and marketing capacities with the Disc Memory Division, Medical Products Division, and the Medical Products Group Headquarters. Mr. Vogeley has a bachelor's degree in Electrical Engineering with Distinction from Duke University.

Board and Committee Meetings

         Regular meetings of the Board of Directors are held quarterly, and additional meetings are held between regularly scheduled meetings as necessary. The Board of Directors held six meetings in 1996 and acted by unanimous consent three times. All Directors attended 75% or more of all Board of Directors meetings and meetings of their respective committees.

Executive Officers

         The following table sets forth the names, ages and positions held by each of the Company's executive officers.

Name                      Age       Position

Angelo Guastaferro        64        Chairman, President and Chief
                                    Executive Officer
James H. Vogeley          39        Chief Technology Officer

Jerry W. Stubblefield     48        Chief Financial Officer and Vice
                                    President - Finance

John F. Malone            49        Vice President - Sales and Marketing

Background and Experience of Executive Officers

         For a review of Mr. Guastaferro's and Mr. Vogeley's background, please see " - Background and Experience of Directors" above.

         Mr. Stubblefield joined the Company in January 1992 and became Chief Financial Officer in February 1992. He served as Chief Financial Officer of Trico USA, Inc. and Source Telecomputing, Inc., companies wholly or partially owned by a New York based capital investment firm, from July 1988 until September 1991. From August 1986 through June 1988 Mr. Stubblefield was Corporate Controller for QuesTech, Inc. Previously he has served as Controller of Dynamic Engineering, Inc., a QuesTech subsidiary, and Senior Staff Accountant for Rauch, Witt and Company, CPA's. He graduated in 1980 from Christopher Newport College, with degrees in Business Management and Accounting.

         Mr. Malone joined the Company in November 1996, and has more than 25 years experience in sales and management in the telecommunications and computer industry. Prior to joining the Company, he was Senior Director/Marketing at Hughes Network Systems for a new business division called DirecPC Service, serving in that capacity from 1994 until 1996. Mr. Malone was an officer of Netrix Corporation from 1991 until 1994, and has also served as an officer of Amnet, Inc., as well as a Director of Sales with Network Equipment Technologies. Early in his career he held sales and management positions with Digital Equipment Corporation and AT&T. Mr. Malone holds a Bachelor of Arts degree from Providence College, and is a graduate of the Executive Management Program at Stanford University Business School.

Executive Compensation

         The following table presents an overview of executive compensation awarded, earned, or paid during 1996, 1995 and 1994 to the Company's current and former President and Chief Executive Officer, and the Company's other current and former executive officers that earned in excess of $100,000 in 1996.

                      TABLE 1.  SUMMARY COMPENSATION TABLE


                                                      Annual Compensation
                                                      -------------------
Name and Principal Position                Year     Salary ($)     Bonus ($)         Options(#)    Compensation ($)(1)
---------------------------                ----      -------    ---------         ----------       -------------------
Angelo Guastaferro(2)                      1996       176,823(3)    --              25,000                   --
 President and Chief                       1995         --          --              25,000                   --
 Executive Officer                         1994         --          --                --                     --
Jerry W. Stubblefield                      1996       101,000       --               6,000                 6,060
 Chief Financial Officer and               1995       100,846       --              20,000                 5,594
 Vice President - Finance                  1994        96,923     9,906               --                   5,573
Robert D. Hoke(4)                          1996       100,327       --                --                     --
  Former  President and Chief Executive    1995       109,074       --              50,000                   --
  Officer
N. Wayne Bailey(5)                         1996       128,360       --              12,000(6)              4,036
 Vice President -                          1995       124,691       --              10,000                 4,020
  Sales and Marketing                      1994       149,987     9,244               --                   4,015
------------------

(1) Includes the Company's matching contribution to its 401(k) retirement savings plan.

(2) Mr. Guastaferro did not become an employee of the Company until 1996, but has served as a director since 1994.

(3)      Includes $28,000 of consulting fees.

(4)      Mr. Hoke joined the Company in 1995 and resigned in July 1996.

(5)      Mr. Bailey left the Company in October 1996.

(6)      These options expired unexercised when Mr. Bailey left the Company.

         The table below sets forth information regarding stock option grants in 1996, all of which were granted pursuant to the Company's incentive stock option plan.


                  TABLE 2.  OPTION GRANTS IN LAST FISCAL YEAR
                                                                                         Potential Realized Value
                                                                                             at Assumed Annual
                                         % of Total        Exercise                        Rates of Stock Price
                         Options      Options Granted      or Base                      Appreciation for Option Term($)
                         Granted      to Employees in       Price         Expiration    -------------------------------
Name                        (#)          Fiscal Year       ($/sh.)           Date           (5%)        (10%)
----                      ------      ---------------      -------         -------          ------      -------
Angelo Guastaferro        25,000           10.0%             5.68          5/10/04          67,799      162,390
Jerry Stubblefield         6,000            2.4%             5.68          5/10/02          11,590       26,295
N. Wayne Bailey           12,000            4.8%             5.68          5/10/02          23,181       52,590

         The table below sets forth information regarding stock options exercised in 1996 by the executive officers whose compensation is disclosed in the Summary Compensation Table above. The table below also sets forth exercisable and unexercisable stock options held by those executive officers as of December 31, 1996, all of which were granted pursuant to the Company's incentive stock option plan.



             TABLE 3.  OPTION EXERCISES AND FISCAL YEAR END OPTIONS



                                                     Number of Securities Underlying  Value of Unexercised In-The-Money
                                                           Unexercised Options                   Options at
                                                           at Fiscal Year End(#)            Fiscal Year End ($)(1)
                                                  -----------------------------------  ---------------------------------
                 Shares Acquired     Value
Name             on Exercise (#)   Realized($)(2)     Exercisable    Unexercisable      Exercisable    Unexercisable
----             ---------------   --------------     ------------   -------------      -----------    -------------
Angelo Guastaferro      --              --              9,000          41,000             --             --
Jerry Stubblefield      --              --             25,000          21,000             --             --
Robert Hoke           50,000           4,250             --              --               --             --
N. Wayne Bailey       13,750          10,938             --              --               --             --

------------------

(1) On December 31, 1996, the closing sale price of the Company's Common Stock on NASDAQ/NMS was $3.38 per share. All of the options set forth in the table above are exercisable at a price in excess of $3.38 per share, and accordingly, none of such options are "in-the-money" as determined under SEC rules.

(2) Represents the difference between the market value of the Company's Common Stock on the date of exercise and the exercise price of the options.

Retirement Savings Plan

         The Company has a defined contribution plan under Section 401(k) of the Internal Revenue Code in which employees of the Company are eligible to participate. The plan permits employees to elect to invest not more than 15% of their qualified compensation (subject to a maximum imposed on highly-compensated employees each year by the Internal Revenue Code) on a tax-deferred basis in a fixed income fund, a balanced fund, an intermediate bond fund, a small company fund or an equity fund. Participants in the plan have matching Company contributions made to the plan on their behalf equal to 100% of their contributions not to exceed 6% of their base salary. The preceding Summary Compensation Table shows the value of Company contributions made to the plan with respect to the named executive officers in the column marked "All Other Compensation."

         In years when operational results warrant, the Company may make a discretionary profit sharing contribution, in addition to the 401(k) match. Participants must have worked a minimum of 1,000 hours and be employed on the last day of the year to receive profit sharing contributions. Contributions are also made to the accounts of participants who have retired, deceased, or become disabled during the plan year. Both the 401(k) match and the profit sharing contributions vest according to the following schedule:

                           Years of Service          Vesting
                           0-2 Years                   0%
                           2 Years                            10%
                           3 Years                            40%
                           4 Years                            70%
                           5 Years                           100%

Compensation Committee Interlocks and Insider Participation

         No member of the Company's Compensation Committee was an officer or employee of the Company in 1996. During 1996, no executive officer of the Company served as a member of the compensation committee of another entity, nor did any executive officer of the Company serve as a director of another entity.

Compensation Committee Report

         The Compensation Committee ("Committee") reviews the salaries and incentive compensation of executive officers, including the President and Chief Executive Officer, and other key employees of the Company. The Committee makes recommendations to the Board of Directors concerning the adequacy of existing and proposed levels of compensation and benefits. Since July 25, 1996, the Committee has been comprised of Messrs. Adams, Cortright and Morone

         Compensation for contribution to the success of the Company is the cornerstone of the Company's executive compensation philosophy. Executive officers and other key employees are provided with the financial motivation to achieve higher profitability, and higher shareholder value. These annual and long-term incentives serve to focus executives on Company goals.

         The Company utilizes its incentive stock option plan to provide executives and other key employees with long-term incentives for Company growth and profitability. Employees are provided the option to purchase shares of Company Common Stock at 100% of value on the date of grant for a specified period, which period is never longer than ten years. The Company expects to continue awarding stock option grants to key employees as motivation to improve Company and shareholder value. Table 2, as shown under "Executive Compensation," summarizes stock options granted to the named executive officers during 1996.

         Compensation adjustments to base salary for executives in 1996 were awarded based on individual performance, skill level and experience. The executive salaries initiated and/or adjusted in 1996 fell within the ranges established by the Compensation Committee based upon industry standards as recommended by William M. Mercer, Inc. in 1993.

         In late 1995, recognizing the Company's financial position, the Company's executive officers agreed that commencing in 1996 they would place 20% of their salaries "at risk," to be paid only if the Company achieved profitability and met certain goals. This "at risk" policy was implemented in January 1996 for the executive officers then employed by the Company. The program was rescinded at the end of 1996.

         In an effort to improve the performance of the Company's management team, in 1996 the Committee voted to implement the Management Incentive Compensation Plan ("Management Plan"), effective for fiscal 1997. Under the Management Plan, participating employees are eligible for an annual bonus based upon the ability to meet or exceed goals established prior to the beginning of the fiscal year. A participant's bonus will be a percentage of base salary, and will be adjusted by a corporate multiplier to take into account the overall performance of the Company. Under the Management Plan, 25% of any bonus will be paid in Common Stock of the Company and the remaining 75% will be paid in cash. The Committee will establish the goals for the Company for the purpose of the corporate multiplier to be used in determining bonuses payable and will establish individual goals for the President and CEO. The President and CEO will recommend the corporate multiplier to be used each year. The Committee can change the corporate multiplier but cannot adjust the bonus percentage for participants.

         In summary, the Committee endeavors to provide competitive total compensation packages for the Company's employees, with compensation levels biased toward, and dependent upon, achievement of performance goals.

         The Board of Directors did not materially modify or reject any Committee action or recommendation.

                                            Mr. Edgar Cortright, Chairman
                                            Mr. Stephen Adams
                                            Dr. Joseph Morone

     THE PRECEDING "COMPENSATION COMMITTEE REPORT" AND THE FOLLOWING "FIVE-YEAR SHAREHOLDER RETURN COMPARISON" SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, OR INCORPORATED BY REFERENCE IN ANY DOCUMENTS SO FILED.

Five-Year Shareholder Return Comparison

         The following graph shows a comparison of cumulative, five-year shareholder return for the Company, the NASDAQ US Index, the S&P 500 and an index of peer companies selected by the Company. The Company has constructed an industry peer group that consists of the Company and the following companies:
Proxima Corporation and In Focus Systems, Inc. In developing the industry peer group index, the returns of these companies were weighted according to stock market capitalization at the beginning of each period for which a return is indicated.

                         5 YEAR CUMULATIVE TOTAL RETURN


                               [graph]

                          STARTING
                           BASIS
DESCRIPTION                 1991         1992     1993    1994    1995     1996
------------               ------       -----    -----   -----   -----     ----
NVIEW CORP (%)                         -81.25    -28.89  112.50  -57.35    -6.90
NVIEW CORP ($)             $100.00     $18.75    $13.33  $28.33  $12.08   $11.25

S&P 500 (%)                              7.62     10.08    1.32   37.58    22.96
S&P 500 ($)                $100.00    $107.62   $118.46 $120.03 $165.14  $203.05

NASDAQ US (%)                           16.38     14.79   -2.25   41.42    23.01
NASDAQ US ($)              $100.00    $116.38   $133.59 $130.59 $184.67  $227.61

PEER GROUP ONLY (%)                     63.33      7.55  115.36   15.30   -40.60
PEER GROUP ONLY ($)        $100.00    $163.33   $175.66 $378.30 $436.19  $259.09
PEERS + YOUR COMPANY (%)               -35.61      2.46  115.12    9.53   -39.53
PEERS + YOUR COMPANY ($)   $100.00    $ 64.39   $ 65.97 $141.92 $155.45  $ 94.00

NOTE: Corporate Performance Graph with peer group uses peer group only performance (excludes your company).

NOTE: Peer group indices use beginning of period market capitalization weighting.


Directors' Compensation

         The Company pays all directors who are not employees of the Company $1,250 for each regular quarterly board meeting attended and $500 for each additional meeting attended (although there have been times when board members waived the fees associated with attendance at board or committee meetings). Directors who are also employees of the Company receive no additional compensation for serving as directors. Directors receive payment of directors' fees in cash. Further, the Company reimburses its out-of-town directors for travel and reasonable out-of-pocket expenses in connection with their attendance at meetings of the board.

         In addition, in 1996 the Board of Directors adopted the 1996 Non-Employee Director Stock Option Plan ("Director Plan"), which was approved by shareholders at the 1996 Annual Meeting. Pursuant to the Director Plan, each director received an initial grant of an option to purchase 5,000 shares of Company Common Stock and will receive additional options to purchase 3,000 shares at each Annual Meeting of Shareholders commencing in 1997, provided the director is still a member of the Board after the meeting. All options granted under the Director Plan vest immediately and have an exercise price equal to the fair market value of the Company Common Stock on the date of grant.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors, officers and persons who beneficially own more than 10% of a registered class of stock of the Company to file initial reports of ownership (Forms 3) and reports of changes in beneficial ownership (Forms 4 and 5) with the SEC and NASDAQ. Such persons are also required under the rules and regulations promulgated by the SEC to furnish the Company with copies of all
Section 16(a) forms they file.

         Based solely on a review of the copies of such forms furnished to the Company, the Company believes that all reporting requirements under Section 16(a) for 1996 were met in a timely manner by its directors, officers and greater than 10% beneficial owners.

              PROPOSAL 2.  RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors, upon recommendation of its Audit Committee, intends to appoint KPMG Peat Marwick LLP as the firm of independent certified public accountants to audit the financial statements of the Company for the year 1997 and the Board of Directors desires that such appointment be ratified by the shareholders. KPMG Peat Marwick LLP has audited the financial statements of the Company since the Company's organization in 1987. A representative of KPMG Peat Marwick LLP will be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires, and will be available to respond to questions.

                            SUBMISSION OF PROPOSALS

         The next annual meeting of shareholders will be held on or about May 21, 1998. Any shareholder who wishes to submit a proposal for consideration at that meeting must submit the proposal in writing to Angelo Guastaferro, Chairman, President and Chief Executive Officer, before December 31, 1997.





                                    GENERAL

         The Company's 1996 Annual Report to Shareholders accompanies this Proxy Statement. The 1996 Annual Report to Shareholders does not form any part of the material for the solicitation of proxies. Upon written request, the Company will provide shareholders with a copy of its Annual Report on Form 10-K for the year ended December 31, 1996 ("Form 10-K"), as filed with the Securities and Exchange Commission, without charge. Please direct written requests for a copy of the Form 10-K to:

                           Lu Ann Klevecz, Secretary
                           nVIEW Corporation
                           860 Omni Boulevard
                           Newport News, Virginia  23606

             PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY

                                            By Order of the Board of Directors



                                            Lu Ann Klevecz
                                            Secretary

April  25, 1997

                               NVIEW CORPORATION

                             NEWPORT NEWS, VIRGINIA

                   PROXY SOLICITED BY BOARD OF DIRECTORS FOR

                  ANNUAL MEETING OF SHAREHOLDERS MAY 22, 1997

    The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, each dated April 25, 1997 and revoking all prior proxies, hereby appoints James H. Vogeley, Stephen C. Adams and Edgar M. Cortright, or any one of them, with full power of substitution in each, proxies to vote all the stock of nVIEW Corporation which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held on May 22, 1997, and at any adjournment thereof, as follows:

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

  (1) For election as Directors until the next Annual Meeting and until their successors are elected and have qualified:

                              [ ]  FOR          [ ]  WITHHELD

                                Stephen C. Adams
                               Edgar M. Cortright
                               Angelo Guastaferro
                             Grant T. Hollett, Jr.
                                Joseph G. Morone
                                James H. Vogeley

    AUTHORITY TO VOTE FOR ONE OR MORE NOMINEES MAY BE WITHHELD BY STRIKING THROUGH THE NOMINEE'S NAME LISTED ABOVE.

                                  (Continued, and to be signed on reverse side)

    (2) To ratify the appointment of KPMG Peat Marwick LLP as Independent Auditors.

                         [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

    (3) If any other business properly comes before the meeting, this proxy will be voted at the discretion of the proxy holders.

    THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER. IF NO DIRECTIONS ARE GIVEN THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS DESCRIBED IN ITEMS
(1) and (2) ABOVE.

    This proxy is revocable at any time prior to its exercise. This Proxy when properly executed, will be voted as directed.

    Please sign your name(s) exactly as they appear hereon. If signer is a corporation, please sign the full corporate name by duly authorized officer. If an attorney, guardian, administrator, executor, or trustee, please give full title as such. If a partnership, sign in partnership name by authorized person.

                                          Date:                           , 1997
                                                 ------------------------

                                          --------------------------------------

                                          --------------------------------------
                                          Please complete, date, sign and return
                                          this proxy promptly in the
                                          accompanying envelope.

                                          --------------------------------------
                                          Signature

                                          --------------------------------------
                                          Signature